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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 17, 2009

                      SOUTHERN CALIFORNIA EDISON COMPANY
            (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                          Rosemead, California 91770
         (Address of principal executive offices, including zip code)

                                 626-302-1212
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

      On March 17, 2009, Southern California Edison Company ("SCE") entered into a Credit Agreement (the "Credit Agreement") with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and
Barclays Bank PLC, Morgan Stanley Bank, N.A., SunTrust Bank and UBS Loan
Finance LLC, as Documentation Agents, and the lenders thereto.

      The Credit Agreement provides for a $500 million 364-day revolving credit facility.  The Credit Agreement terminates on March 16, 2010 and contains standard covenants and representations and warranties.  SCE expects to use the additional liquidity provided by the facility to support power procurement activities.

      Many of the investment banking firms that are a party to the Credit
Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for SCE and certain of its subsidiaries and affiliates, for which service they have in the past received, and may in the future receive, customary compensation and reimbursement of expenses.

      The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement, filed as Exhibit 10 hereto and incorporated by reference herein.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      See Item 1.01.

Item 8.01   Other Events

      On March 17, 2009, SCE agreed to sell $500,000,000 principal amount of its 6.05% First and Refunding Mortgage Bonds, Series 2009A, Due 2039; and
$250,000,000 principal amount of its 4.15% First and Refunding Mortgage
Bonds, Series 2009B, Due 2014 (the "Bonds").  For further information concerning the Bonds, refer to the exhibits contained in this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

      See the Exhibit Index below.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                             (Registrant)

                                        /s/ LINDA G. SULLIVAN
                                 ------------------------------------
                                          LINDA G. SULLIVAN
                                    Vice President and Controller

Date:  March 19, 2009

                                EXHIBIT INDEX

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Exhibit No.  Description

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1            Underwriting Agreement dated as of March 17, 2009
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4.1          One Hundred Eighteenth Supplemental Indenture dated as of
             March 18, 2009
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4.2          Certificate as to Actions Taken by Officer of Southern
             California Edison Company, dated as of March 17, 2009
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5            Opinion of Counsel
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10           Credit Agreement dated as of March 17, 2009 among Southern
             California Edison Company and the Lenders named therein
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12.1         Statement re Computation of Ratios of Earnings to Combined
             Fixed Charges and Preferred Equity Dividends
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12.2         Statement re Computation of Ratios of Earnings to Fixed
             Charges
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